Exhibit 8.1

LIST OF SUBSIDIARIES

TRANSPORTATION COMPANIES

1           Jingxing Kaiyuan Transportation Service Co., Ltd. 井陉开元汽车运输服务有限公司 ("Jingxing Transportation")

2           Gaocheng Kaiyuan Transportation Service Co., Ltd. 藁城开元汽车运输服务有限公司 ("Gaocheng Transportation")

3           Pingshan Shijie Kaiyuan Transportation Service Co., Ltd. 平山县世捷开元汽车运输服务有限公司 ("Pingshan Shijie Transportation")

4           Zhengding Shijie Kaiyuan Transportation Service Co., Ltd. 正定县开元汽车运输服务有限公司 ("Zhengding Shijie Transportation")

5           Quyang Kaiyuan Transportation Service Co., Ltd. 曲阳开元汽车运输服务有限公司 ("Quyang Transportation")

6           Xingtang Shijie Kaiyuan Transportation Service Co., Ltd. 行唐县世捷开元汽车运输服务有限公司 ("Xingtang Shijie Transportation")

7           Rongcheng Kaiyuan Transportation Service Co., Ltd. 容城县开元汽车运输服务有限公司 ("Rongcheng Transportation")

8           Bazhou Kaiyuan Transportation Service Co., Ltd. 霸州市开元汽车运输服务有限公司 ("Bazhou Transportation")

9           Gaobeidian Shijie Kaiyuan Transportation Service Co., Ltd. 高碑店市世捷开元汽车运输服务有限公司 ("Gaobeidian Shijie Transportation")

10         Sanhe Shijie Kaiyuan Transportation Service Co., Ltd. 三河世捷开元汽车运输服务有限公司 ("Sanhe Shijie Transportation")

11         Huailai Kaiyuan Transportation Service Co., Ltd. 怀来开元汽车运输服务有限公司 ("Huailai Transportation")

12         Fuping Shijie Kaiyuan Transportation Service Co., Ltd. 阜平县世捷开元汽车运输服务有限公司 ("Fuping Shijie Transportation")

13         Yuxian Kaiyuan Transportation Service Co., Ltd. 蔚县开元汽车运输服务有限公司 ("Yuxian Transportation")

14         Anguo Kaiyuan Transportation Service Co., Ltd. 安国市开元汽车运输服务有限公司 ("Anguo Transportation")

15         Yangyuan Kaiyuan Transportation Service Co., Ltd. 阳原开元汽车运输服务有限公司 ("Yangyuan Transportation")

16          Tangshan Fengrun Kaiyuan Transportation Service Co., Ltd. 唐山市丰润区开元汽车运输服务有限公司 ("Tangshan Fengrun Transportation")

17          Zunhua Kaiyuan Transportation Service Co., Ltd. 遵化开元汽车运输服务有限公司 ("Zunhua Transportation")

18          Zhangjiakou Kaiyuan Transportation Service Co., Ltd. 张家口开元汽车运输服务有限公司 ("Zhangjiakou Transportation")

19          Qianan Kaiyuan Transportation Service Co., Ltd. 迁安开元汽车运输服务有限公司 ("Qianan Transportation")

20          Kuancheng Xuyuan Transportation Service Co., Ltd. 宽城旭元汽车运输服务有限公司 ("Kuancheng Xuyuan Transportation")

21          Baoding Xuyuan Transportation Service Co., Ltd. 保定旭元汽车运输服务有限公司 ("Baoding Xuyuan Transportation")

22          Funing Shijie Kaiyuan Transportation Service Co., Ltd. 抚宁县世捷开元汽车运输服务有限公司 ("Funing Shijie Transportation")

23          Langfang Xuyuan Transportation Service Co., Ltd. 廊坊市旭元汽车运输服务有限公司 ("Langfang Xuyuan Transportation")

24          Jizhou Kaiyuan Transportation Service Co., Ltd. 冀州市开元汽车运输服务有限公司 ("Jizhou Transportation")

25          Huanghua Shijie Kaiyuan Transportation Service Co., Ltd. 黄骅市世捷开元汽车运输服务有限公司 ("Huanghua Shijie Transportation")

26          Hejian Kaiyuan Transportation Service Co., Ltd.   河间开元汽车运输服务有限公司 ("Hejian Transportation")

27          Qingxian Kaiyuan Transportation Service Co., Ltd. 青县开元汽车运输服务有限公司 ("Qingxian Transportation")

28          Shenzhou Shijie Kaiyuan Transportation Service Co., Ltd. 深州市世捷开元汽车运输服务有限公司 ("Shenzhou Shijie Transportation")

29          Botou Kaiyuan Transportation Service Co., Ltd. 泊头市开元汽车运输服务有限公司 ("Botou Transportation")

30          Fucheng Kaiyuan Transportation Service Co., Ltd. 阜城县开元汽车运输服务有限公司 ("Fucheng Transportation")

31          Zanhuang Kaiyuan Transportation Service Co., Ltd. 赞皇开元汽车运输服务有限公司 ("Zanhuang Transportation")

32          Yuanshi Shijie Kaiyuan Transportation Service Co., Ltd. 元氏世捷开元汽车运输服务有限公司 ("Yuanshi Shijie Transportation")

33          Gaoyi Kaiyuan Transportation Service Co., Ltd. 高邑开元汽车运输服务有限公司 ("Gaoyi Transportation")

34          Shexian Shijie Kaiyuan Transportation Service Co., Ltd. 涉县世捷开元汽车运输服务有限公司 ("Shexian Shijie Transportation")

35          Shahe Shijie Kaiyuan Transportation Service Co., Ltd. 沙河市世捷开元汽车运输服务有限公司 ("Shahe Shijie Transportation")

36          Nanhe Kaiyuan Transportation Service Co., Ltd. 南和县开元汽车运输服务有限公司 ("Nanhe Transportation")

37          Weixian Kaiyuan Transportation Service Co., Ltd. 威县开元汽车运输服务有限公司 ("Weixian Transportation")

38          Wuan Kaiyuan Transportation Service Co., Ltd. 武安市开元汽车运输服务有限公司 ("Wuan Transportation")

39          Longyao Kaiyuan Transportation Service Co., Ltd. 隆尧开元汽车运输服务有限公司 ("Longyao Transportation")

40          Guantao Kaiyuan Transportation Service Co., Ltd. 馆陶县开元汽车运输服务有限公司 ("Guantao Transportation")

41          Feixiang Kaiyuan Transportation Service Co., Ltd. 肥乡县开元汽车运输服务有限公司 ("Feixiang Transportation")

42          Shouyang Shijie Kaiyuan Transportation Co., Ltd. 寿阳世捷开元汽车运输服务有限公司 ("Shouyang Shijie Transportation")

43          Yangquan Shijie Kaiyuan Transportation Service Co., Ltd. 阳泉世捷开元汽车运输服务有限公司 ("Yangquan Shijie Transportation")

44          Pingding Shijie Kaiyuan Transportation Service Co., Ltd. 平定世捷开元汽车运输服务有限公司 ("Pingding Shijie Transportation")

45          Yuxian Shijie Kaiyuan Transportation Service Co., Ltd. 盂县世捷开元汽车运输有限公司 ("Yuxian Shijie Transportation")

46          Jinzhong Shijie Kaiyuan Transportation Service Co., Ltd. 晋中世纪开元汽车运输服务有限公司 ("Jinzhong Shijie Transportation")

47          Qingxu Shijie Kaiyuan Transportation Service Co., Ltd. 清徐县世捷开元汽车运输服务有限公司 ("Qingxu Shijie Transportation")

48          Qixian Kaiyuan Transportation Service Co., Ltd. 祁县开元汽车运输有限公司 ("Qixian Transportation")

49          Linxian Shijie Kaiyuan Transportation Service Co., Ltd. 临县世纪开元汽车运输服务有限公司 ("Linxian Shijie Transportation")

50          Lvliang Shijie Kaiyuan Transportation Service Co., Ltd. 吕梁世捷开元汽车运输服务有限公司 ("Lvliang Shijie Transportation")

51          Quwo Shijie Kaiyuan Transportation Service Co., Ltd. 曲沃世捷开元汽车运输服务有限公司 ("Quwo Shijie Transportation")

52          Xinzhou Xinfu Shijie Kaiyuan Transportation Service Co., Ltd. 忻州市忻府区世捷开元汽车运输服务有限公司 ("Xinzhou Xinfu Shijie Transportation")

53          Gaoping Shijie Kaiyuan Transportation Service Co., Ltd. 高平市世捷开元汽车运输服务有限公司 ("Gaoping Shijie Transportation")

54          Yuncheng Shijie Kaiyuan Transportation Service Co., Ltd. 运城市世捷开元汽车运输服务有限公司 ("Yuncheng Shijie Transportation")

55          Changye Shijie Kaiyuan Transportation Service Co., Ltd. 长治市世捷开元汽车运输服务有限公司 ("Changye Shijie Transportation")

56          Licheng Kaiyuan Transportation Service Co., Ltd. 黎城开元汽车运输服务有限公司 ("Changye Transportation")

57          Ying Xian Kaiyuan Transportation Service Co., Ltd. 应县开元汽车运输服务有限公司 ("Ying Xian Transportation")

58          Shuozhou Xuyuan Transportation Service Co., Ltd. 朔州市旭元汽车运输有限公司 ("Shuozhou Xuyuan Transportation")

59          Xiaoyi Xuyuan Transportation Service Co., Ltd. 孝义市旭元汽车运输服务有限公司 ("Xiaoyi Xuyuan Transportation")

60          Huairen Shijie Kaiyuan Transportation Service Co., Ltd. 怀仁县世捷开元汽车运输服务有限公司 ("Huairen Shijie Transportation")

61          Yangchun Shijie Kaiyuan Transportation Service Co., Ltd.阳春世捷开元汽车运输服务有限公司 ("Yangchun Transportation")

62          Wuzhai Kaiyuan Transportation Service Co., Ltd. 五寨县世捷开元汽车运输服务有限公司 ("Wuzhai Shijie Transportation")

63          Yangcheng Xuyuan Transportation Service Co., Ltd. 阳城县旭元汽车运输服务有限公司 ("Yangcheng Xuyuan Transportation")

64          Hejin Shijie Kaiyuan Transportation Service Co., Ltd.  河津市新世捷开元汽车运输服务有限公司 ("Hejin Shijie Transportation")

65          Linfen Raodu Kaiyuan Transportation Service Co., Ltd. 临汾市尧都区世捷开元汽车运输服务有限公司 ("Linfen Raodu Shijie Transportation")

66          Datong Shijie Kaiyuan Transportation Service Co., Ltd. 大同市世捷开元汽车运输服务有限公司 ("Datong Shijie Transportation")

67          Hunyuan Shijie Kaiyuan Transportation Service Co., Ltd. 浑源县世捷开元汽车运输服务有限公司 ("Hunyuan Shijie Transportation")

68          Heshun Shijie Kaiyuan Transportation Service Co., Ltd. 和顺世捷开元汽车运输服务有限公司 ("Heshun Shijie Transportation")

69          Fanzhi Kaiyuan Transportation Service Co., Ltd. 繁峙县开元汽车运输服务有限公司 ("Fanzhi Transportation")

70          Huozhou Shijie Kaiyuan Transportation Service Co., Ltd. 霍州市世捷开元汽车运输服务有限公司 ("Huozhou Shijie Transportation")

71          Taiyuan Shida Kaiyuan Transportation Service Co., Ltd 太原市世达开元汽车运输服务有限公司 ("Taiyuan Shida Transportation")

72          Wenxian Shijie Kaiyuan Transportation Service Co., Ltd. 温县世捷开元汽车运输服务有限公司 ("Wenxian Shijie Transportation")

73          Jiyuan Kaiyuan Transportation Service Co., Ltd. 济源市开元汽车运输服务有限公司 ("Jiyuan Transportation")

74          Wushe Kaiyuan Transportation Service Co., Ltd. 武陟县开元汽车运输服务有限公司 ("Wushe Xuyuan Transportation")

75          Xuchang Kaiyuan Transportation Service Co., Ltd. 许昌县开元汽车运输服务有限公司 ("Xuchang Transportation")

76          Xiangyang Shijie Kaiyuan Transportation Service Co., Ltd.襄阳世捷开元汽车运输服务有限公司 (“Xiangyang Shijie Transportation”)

77          Xinmi Kaiyuan Transportation Service Co., Ltd. 新密开元汽车运输服务有限公司 ("Xinmi Transportation")

78          Jiaozuo Kaiyuan Transportation Service Co., Ltd. 焦作市开元汽车运输服务有限公司 ("Jiaozuo Transportation")

79          Linzhou Kaiyuan Transportation Service Co., Ltd. 林州开元汽车运输服务有限公司 ("Linzhou Transportation")

80          Xinan Shijie Kaiyuan Transportation Service Co., Ltd. 新安县世捷开元汽车运输服务有限公司 ("Xinan Shijie Transportation")

81          Puyang Kaiyuan Transportation Service Co., Ltd. 濮阳市开元汽车运输服务有限公司 ("Puyang Transportation")

82          Zhecheng Xuyuan Transportation Service Co., Ltd. 柘城县旭元汽车运输服务有限公司 ("Zhecheng Xuyuan Transportation")

83          Yongcheng Kaiyuan Transportation Service Co., Ltd. 永城市开元汽车运输服务有限公司 ("Yongcheng Transportation")

84          Xinyang Kaiyuan Transportation Service Co., Ltd. 信阳开元汽车运输服务有限公司 ("Xinyang Transportation")

85         Gushi Kaiyuan Transportation Service Co., Ltd. 固始县开元汽车运输服务有限公司 ("Gushi Transportation")

86         Xixia Kaiyuan Transportation Service Co., Ltd. 西峡县开元汽车运输服务有限公司 ("Xixia Transportation")

87         Yuanyang Kaiyuan Transportation Service Co., Ltd. 原阳县开元汽车运输服务有限公司 ("Yuanyang Transportation")

88         Hebi Kaiyuan Transportation Service Co., Ltd. 鹤壁开元汽车运输服务有限公司 ("Hebi Transportation")

89         Luohe Tuowei Transportation Service Co., Ltd. 漯河拓威汽车运输服务有限公司 ("Luohe Tuowei Transportation")

90         Nanle Kaiyuan Transportation Service Co., Ltd. 南乐开元汽车运输服务有限公司 ("Nanle Transportation")

91         Gongyi Kaiyuan Transportation Service Co., Ltd. 巩义开元汽车运输服务有限公司 ("Gongyi Transportation")

92         Liaocheng Kaiyuan Transportation Service Co., Ltd. 聊城开元汽车运输服务有限公司 ("Liaocheng Transportation")

93         Boxing Kaiyuan Transportation Service Co., Ltd. 博兴县开元汽车运输服务有限公司 ("Boxing Transportation")

94         Dezhou Xuyuan Transportation Service Co., Ltd. 德州旭元汽车运输服务有限公司 ("Dezhou Xuyuan Transportation")

95         Linshu Kaiyuan Transportation Service Co., Ltd. 临沭开元汽车运输服务有限公司 ("Linshu Transportation")

96         Zoucheng Xuwei Transportation Service Co., Ltd. 邹城市旭威汽车运输服务有限公司 ("Zoucheng Xuwei Transportation")

97         Jining Kaiyuan Transportation Service Co., Ltd. 济宁开元汽车运输服务有限公司 ("Jining Transportation")

98         Linyi Jieyuan Transportation Service Co., Ltd. 临沂捷元汽车运输服务有限公司 ("Linyi Jieyuan Transportation")

99         Donge Kaiyuan Transportation Service Co., Ltd. 东阿开元汽车运输服务有限公司 ("Donge Transportation")

100       Qihe Kaiyuan Transportation Service Co., Ltd. 齐河开元汽车运输服务有限公司 ("Qihe Transportation")

101       Zaozhuang Xuyuan Transportation Service Co., Ltd. 枣庄旭元汽车运输服务有限公司 ("Zaozhuang Xuyuan Transportation")

102       Gaotang Shijie Kaiyuan Transportation Service Co., Ltd. 高唐县世捷开元汽车运输服务有限公司 ("Gaotang Shijie Transportation")

103       Jinan Shijie Kaiyuan Transportation Service Co., Ltd. 济南世捷开元汽车运输服务有限公司 ("Jinan Shijie Transportation")

104       Qingdao Shijie Kaiyuan Transportation Service Co., Ltd. 青岛世捷开元汽车运输服务有限公司 ("Qingdao Shijie Transportation")

105       Zibo Xuyuan Transportation Service Co., Ltd. 淄博旭元汽车运输服务有限公司 ("Zibo Xuyuan Transportation")

106         Taian Kaiyuan Transportation Service Co., Ltd. 泰安市开元汽车运输服务有限公司 ("Taian Transportation")

107         Heze Xuyuan Transportation Service Co., Ltd. 荷泽市旭元汽车运输服务有限公司 ("Heze Xuyuan Transportation")

108         Rizhao Xuyuan Kaiyuan Transportation Service Co., Ltd. 日照旭元汽车运输服务有限公司 ("Rizhao Xuyuan Transportation")

109         Tengzhou Shijie Kaiyuan Transportation Service Co., Ltd. 滕州世捷开元汽车运输服务有限公司 ("Tengzhou Shijie Transportation")

110         Xintai Kaiyuan Transportation Service Co., Ltd. 新泰开元汽车运输服务有限公司 ("Xintai Transportation")

111         Xiajin Tuowei Transportation Service Co., Ltd. 夏津拓威汽车运输服务有限公司 ("Xiajin Tuowei Transportation")

112         Yantai Tuowei Transportation Service Co., Ltd. 烟台拓威汽车运输服务有限公司 ("Yantai Tuowei Transportation")

113         Dongying Shijie Kaiyuan Transportation Service Co., Ltd. 东营世捷开元运输服务有限公司 ("Dongying Shijie Transportation")

114         Jiuxian Xuyuan Transportation Service Co., Ltd. 莒县旭元汽车运输服务有限公司 ("Jiuxian Xuyuan Transportation")

115         Qingdao Pingdu Tuowei Transportation Service Co., Ltd. 青岛平度拓威汽车运输服务有限公司 ("Qingdao Pingdu Tuowei Transportation")

116         Qingzhou Kaiyuan Transportation Service Co., Ltd. 青州开元汽车运输服务有限公司 ("Qingzhou Transportation")

117         Weifang Kaiyuan Transportation Service Co., Ltd. 潍坊市开元汽车运输服务有限公司 ("Weifang Transportation")

118         Zouping Kaiyuan Transportation Service Co., Ltd. 邹平开元汽车运输服务有限公司 ("Zouping Transportation")

119         Shouyang Xuyuan Transportation Service Co., Ltd. 寿光旭元汽车运输服务有限公司 ("Shouyang Xuyuan Transportation")

120         Qingdao Xuwei Transportation Service Co., Ltd. 青岛旭威汽车运输服务有限公司 ("Qingdao Xuwei Transportation")

121         Yuncheng Xuyuan Transportation Service Co., Ltd. 郓城旭元汽车运输服务有限公司 ("Yuncheng Xuyuan Transportation")

122         Gaomi Kaiyuan Transportation Service Co., Ltd. 高密开元汽车运输服务有限公司 ("Gaomi Transportation")

123         Dongping Xuyuan Transportation Service Co., Ltd. 东平旭元汽车运输服务有限公司 ("Dongping Xuyuan Transportation")

124         Guanxian Kaiyuan Transportation Service Co., Ltd. 冠县开元汽车运输服务有限公司 ("Guanxian Transportation")

125         Zaozhuang Kaiyuan Transportation Service Co., Ltd. 枣庄开元汽车运输服务有限公司 ("Xuecheng Transportation")

126         Laiwu Xuyuan Transportation Service Co., Ltd. 莱芜旭元汽车运输服务有限公司 ("Laiwu Transportation")

127         Wulan Chabu Transportation Service Co., Ltd. 乌兰察布市世捷开元汽车运输服务有限公司 (“Wulan Chabu Shijie transportation")

128         Tuo Ke Tuo Xian Kaiyuan Transportation Service Co., Ltd. 托克托县开元汽车运输服务有限公司 ("Tuo Ke Tuo Xian Transportation")

129         Zhungeer Banner Shijie Kaiyuan Transportation Service Co., Ltd. 准格尔旗世捷开元汽车运输有限责任公司     ("Zhungeer Banner Shijie Transportation")

130         Dalate Banner Xuyuan Transportation Service Co., Ltd. 达拉特旗旭元汽车运输服务有限公司 ("Dalate Banner Xuyuan Transportation")

131         Xinghe Kaiyuan Transportation Service Co., Ltd. 兴和县开元汽车运输服务有限责任公司 ("Xinghe Transportation")

132         Fengzhen Kaiyuan Transportation Service Co., Ltd. 丰镇市开元汽车运输服务有限公司 ("Fengzhen Transportation")

133         Baotou Xuyuan Transportation Service Co., Ltd. 包头市旭元汽车运输服务有限公司 ("Baotou Xuyuan Transportation")

134         Wuyuan Kaiyuan Transportation Service Co., Ltd. 五原县开元汽车运输服务有限公司 ("Wuyuan Transportation")

135         Bayan Nur Kaiyuan Transportation Service Co., Ltd. 巴彦淖尔市开元汽车运输服务有限公司 ("Bayan Nur Transportation")

136         Erdos Shijie Kaiyuan Transportation Service Co., Ltd. 鄂尔多斯市东胜区世捷开元汽车运输服务有限公司 ("Erdos Shijie Transportation")

137         Taipusi Banner Kaiyuan Transportation Service Co., Ltd. 太仆寺旗开元汽车运输服务有限公司 ("Taipusi Transportation")

138         Chifeng Kaiyuan Transportation Service Co., Ltd. 赤峰市开元汽车运输服务有限公司 ("Chifeng Transportation")

139         Hohhot Tuowei Transportation Service Co., Ltd. 呼和浩特市拓威汽车运输服务有限责任公司 ("Hohhot Tuowei Transportation")

140         Yan'an Baota Xuyuan Transportation Service Co., Ltd. 延安市宝塔区旭元汽车运输服务有限公司 ("Yan'an Xuyuan Transportation")

141         Suide Kaiyuan Transportation Service Co., Ltd. 绥德县开元汽车运输服务有限公司 ("Suide Transportation")

142         Fugu Shijie Kaiyuan Transportation Service Co., Ltd. 府谷县世捷开元汽车运输服务有限公司 ("Fugu Shijie Transportation")

143         Mizhi Kaiyuan Transportation Service Co., Ltd. 米脂县开元汽车运输服务有限公司 ("Mizhi Transportation")

144         Shenmu Shijie Kaiyuan Transportation Service Co., Ltd. 神木世捷开元汽车运输服务有限公司    ("Shenmu Shijie Transportation")

145         Yulin Shijie Kaiyuan Transportation Service Co., Ltd. 榆林市榆阳区世捷开元汽车运输服务有限公司 ("Yulin Shijie Transportation")

146         Tongzhou Yaozhou Kaiyuan Transportation Service Co., Ltd. 铜川市耀州区开元汽车运输服务有限公司 ("Tongzhou Yaozhou Transportation")

147         Dali Xuyuan Transportation Service Co., Ltd. 大荔旭元汽车运输服务有限公司 ("Dali Xuyuan Transportation")

148         Xianyang Kaiyuan Transportation Service Co., Ltd. 咸阳开元汽车运输服务有限公司 ("Xianyang Transportation")

149         Zichang Kaiyuan Transportation Service Co., Ltd. 子长县开元汽车运输服务有限公司 ("Zichang Transportation")

150         Beijing Xuyuan Transportation Service Co., Ltd. 北京旭元汽车运输服务有限公司 ("Beijing Xuyuan Transportation")

151         Beijing Shijie Xuyuan Transportation Service Co., Ltd. 北京世捷旭元汽车运输服务有限公司 ("Beijing Shijie Xuyuan Transportation")

152         Tianjin Beichen Xuyuan Transportation Service Co., Ltd. 天津市北辰区旭元汽车运输服务有限公司 ("Tianjin Beichen Xuyuan Transportation")

153         Tianjin Baodi Shijie Xuyuan Transportation Service Co., Ltd. 天津市宝坻区世捷旭元汽车运输服务有限公司 ("Tianjin Baodi Shijie Transportation")

154         Wudi Kaiyuan Transportation Service Co., Ltd. 无棣开元汽车运输服务有限公司 ("Wudi Transportation")

155         Baoji Xuyuan Transportation Service Co., Ltd. 宝鸡市旭元汽车运输服务有限公司 ("Baoji Xuyuan Transportation")

156         Xilinhot Shijie Kaiyuan Transportation Service Co., Ltd. 锡林浩特市世捷开元汽车运输服务有限公司 ("Xinlinhot Shijie Transportation")

157         Tuomoteyouqi Kaiyuan Transportation Service Co., Ltd.   土默特右旗开元汽车运输服务有限公司 ("Tuomoteyouqi Transportation")

158         Wuhan Shijie Kaiyuan Transportation Service Co., Ltd. 武汉世捷开元汽车运输服务有限公司 ("Wuhan Shijie Transportation")

159         Changsha Xuyuan Transportation Service Co., Ltd. 长沙旭元汽车运输服务有限公司 ("Changsha Xuyuan Transportation")

160         Shenyang Shijie Transportation Service Co., Ltd. 沈阳世捷开元汽车运输服务有限公司 ("Shenyang Shijie Transportation")

161         Qingshuihe Shijie Kaiyuan Transportation Service Co., Ltd. 清水河县世捷开元汽车运输服务有限公司 ("Qingshuihe Shijie Transportation")

162         Chengdu Shijie Kaiyuan Transportation Service Co., Ltd. 成都世捷开元汽车运输服务有限公司 ("Chengdu Shijie Transportation")

163         Hefei Shijie Transportation Service Co., Ltd. 合肥世捷汽车运输服务有限公司 ("Hefei Shijie Transportation")

164         Chongqing Tuolian Transportation Co., Ltd. 重庆拓联汽车运输有限公司 ("Chongqing Tuolian Transportation")

165         Nanjing Xuyuan Transportation Service Co., Ltd. 南京旭元汽车运输服务有限公司 ("Nanjing Xuyuan Transportation")

166         Tangxian Kaiyuan Transportation Service Co., Ltd. 唐县开元汽车运输服务有限公司 ("Tangxian Transportation")

167         Zhangshu Kaiyuan Transportation Service Co., Ltd. 樟树市开元汽车运输服务有限公司 ("Zhangshu Transportation")

168         Neihuang Kaiyuan Transportation Service Co., Ltd. 内黄县开元汽车运输服务有限公司 ("Neihuang Transportation")

169         Suizhou Kaiyuan Transportation Service Co., Ltd. 随州开元汽车运输服务有限公司 ("Suizhou Transportation")

170         Suizhong Kaiyuan Transportation Service Co., Ltd. 绥中开元汽车运输服务有限公司 ("Suizhong Transportation")

171         Xiangtan Kaiyuan Transportation Service Co., Ltd. 湘潭开元汽车运输服务有限公司 ("Xiangtan Transportation")

172         Changzhou Kaiyuan Transportation Service Co., Ltd.常州开元汽车运输服务有限公司 (“Changzhou Transportation”)

173         Zhangjiakou Xuyuan Transportation Service Co., Ltd. 张家口市旭元汽车运输服务有限公司 ("Xuanhua Xuyuan Transportation")

174         Zhongmu Xuyuan Transportation Service Co., Ltd. 中牟旭元汽车运输服务有限公司 ("Zhongmu Xuyuan Transportation")

175         Zhuzhou Kaiyuan Transportation Service Co., Ltd. 株洲开元汽车运输服务有限公司 ("Zhuzhou Transportation")

176         Huojia Kaiyuan Transportation Service Co., Ltd. 获嘉开元汽车运输服务有限公司 ("Huojia Transportation")

177         Xinmin Kaiyuan Transportation Service Co., Ltd. 新民开元汽车运输服务有限公司 ("Xinmin Transportation")

178            Mianyang Shijie Kaiyuan Transportation Service Co., Ltd. 绵阳世捷开元汽车运输服务有限公司 ("Mianyang Shijie Transportation")

179            Jinzhou Kaiyuan Transportation Service Co., Ltd. 锦州开元汽车运输服务有限公司 ("Jinzhou Transportation")

180            Jingmen Shijie Kaiyuan Transportation Service Co., Ltd. 荆门世捷开元汽车运输服务有限公司 ("Jingmen Shijie Transportation")

181            Handan Xuyuan Transportation Service Co., Ltd. 邯郸市旭元汽车运输服务有限公司 ("Handan Xuyuan Transportation")

182            Fushun Kaiyuan Transportation Service Co., Ltd. 抚顺开元汽车运输服务有限公司 ("Fushun Transportation")

183            Zaoyang Kaiyuan Transportation Service Co., Ltd. 枣阳开元汽车运输服务有限公司 ("Zaoyang Transportation")

184            Shangrao Kaiyuan Transportation Service Co., Ltd. 上饶县开元汽车运输服务有限公司 ("Shangrao Transportation")

185            Tieling Xuyuan Transportation Service Co., Ltd. 铁岭旭元汽车运输服务有限公司 ("Tieling Xuyuan Transportation")

186            Meishan Kaiyuan Transportation Service Co., Ltd. 眉山开元汽车运输服务有限公司 ("Meishan Transportation")

187            Qixian Kaiyuan Transportation Service Co., Ltd. 杞县开元汽车运输服务有限公司 ("Qixian Transportation")

188            Chuzhou Tuowei Transportation Service Co., Ltd. 滁州拓威汽车运输服务有限公司 ("Chuzhou Tuowei Transportation")

189            Jingdezhen Kaiyuan Transportation Service Co., Ltd. 景德镇开元汽车运输服务有限公司 ("Jingdezhen Transportation")

190            Yancheng Shijie Kaiyuan Transportation Service Co., Ltd. 盐城市世捷开元汽车运输服务有限公司 ("Yancheng Shijie Transportation")

191            Xinyi Kaiyuan Transportation Service Co., Ltd. 新沂开元汽车运输服务有限公司 ("Xinyi Transportation")

192            Jiyang Xuyuan Transportation Service Co., Ltd. 济阳旭元汽车运输服务有限公司 ("Jiyang Xuyuan Transportation")

193            Xuzhou Xuyuan Transportation Service Co., Ltd.   徐州旭元汽车运输服务有限公司 ("Xuzhou Xuyuan Transportation")

194            Qijiang Xuyuan Transportation Co., Ltd. 綦江县旭元汽车运输有限公司 ("Qijiang Xuyuan Transportation")

195            Lianyungang Xuyuan Transportation Service Co., Ltd. 连云港旭元汽车运输服务有限公司 ("Lianyungang Xuyuan Transportation")

196            Huainan Shijie Kaiyuan Transportation Service Co., Ltd. 淮南世捷开元汽车运输服务有限公司 ("Huainan Shijie Transportation")

197             Huaian Shijie Kaiyuan Transportation Service Co., Ltd. 淮安开元汽车运输服务有限公司 ("Huaian Shijie Transportation")

198             Suqian Kaiyuan Transportation Service Co., Ltd. 宿迁开元汽车运输服务有限公司 ("Suqian Shijie Transportation")

199             Changde Kaiyuan Transportation Service Co., Ltd. 常德开元汽车运输服务有限公司 ("Changle Transportation")

200             Deyang Xuyuan Transportation Service Co., Ltd. 德阳旭元汽车运输服务有限公司 ("Deyang Xuyuan Transportation")

201             Jingzhou Kaiyuan Transportation Service Co., Ltd. 荆州市开元汽车运输服务有限公司 ("Jingzhou Transportation")

202             Shaoyang Kaiyuan Transportation Service Co., Ltd. 邵阳开元汽车运输服务有限公司 ("Shaoyang Transportation")

203             Beijing Kaiyuan Transportation Service Co., Ltd. 北京开元汽车运输服务有限公司 ("Tongzhou Transportation")

204             Wuhai Shijie Kaiyuan Transportation Service Co., Ltd. 乌海市世捷开元汽车运输服务有限公司 ("Wuhai Shijie Transportation")

205             Benxi Kaiyuan Transportation Service Co., Ltd. 本溪开元汽车运输服务有限公司 ("Benxi Transportation")

206             Yichang Xuyuan Transportation Service Co., Ltd. 宜昌旭元汽车运输服务有限公司 ("Yichang Xuyuan Transportation")

207             Zuoquan Shijie Kaiyuan Transportation Service Co., Ltd. 左权县世捷开元汽车运输服务有限公司 ("Zuoquan Shijie Transportation")

208             Liuan Kaiyuan Transportation Service Co., Ltd. 六安开元汽车运输服务有限公司 ("Liuan Transportation")

209             Faku Kaiyuan Transportation Service Co., Ltd. 法库县开元汽车运输服务有限公司 ("Faku Transportation")

210             Yueyang Kaiyuan Transportation Service Co., Ltd. 岳阳开元汽车运输服务有限公司 ("Yueyang Transportation")

211             Yicheng Kaiyuan Transportation Service Co., Ltd. 宜城旭元汽车运输服务有限公司 ("Yicheng Xuyuan Transportation")

212             Huanggang Shijie Kaiyuan Transportation Service Co., Ltd. 黄冈世捷开元汽车运输服务有限公司 ("Huanggang Shijie Transportation")

213             Wuhe Kaiyuan Transportation Co., Ltd. 五河开元汽车运输有限公司 ("Wuhe Transportation")

214             Xuyi Kaiyuan Transportation Service Co., Ltd. 盱眙开元汽车运输服务有限公司 ("Xuyi Transportation")

215             Guangshui Kaiyuan Transportation Service Co., Ltd. 广水开元汽车运输服务有限公司 ("Guangshui Transportation")

216             Fengxian Kaiyuan Transportation Service Co., Ltd. 丰县开元汽车运输服务有限公司 ("Fengxian Transportation")

217             Nantong Kaiyuan Transportation Service Co., Ltd. 南通开元汽车运输服务有限公司 ("Nantong Transportation")

218             Yiyang Shijie Kaiyuan Transportation Service Co., Ltd. 益阳世捷开元汽车运输服务有限公司 ("Yiyang Shijie Transportation")

219             Zhenjiangxinqu Xuyuan Transportation Service Co., Ltd. 镇江新区旭元汽车运输服务有限公司 ("Zhengjiangxinqu Xuyuan Transportation")

220             Xiajiang Kaiyuan Transportation Service Co., Ltd. 峡江县开元汽车运输服务有限公司 ("Xiajiang Transportation")

221             Guangyuan Xuyuan Transportation Service Co., Ltd. 广元旭元汽车运输服务有限公司 ("Guangyuan Xuyuan Transportation")

222             Dongxiang Kaiyuan Transportation Service Co., Ltd. 东乡县开元汽车运输服务有限公司 ("Dongxiang Transportation")

223             Liaozhong Kaiyuan Transportation Service Co., Ltd. 辽中县开元汽车运输服务有限公司 ("Liaozhong Transportation")

224             Binhai Kaiyuan Transportation Service Co., Ltd. 滨海开元汽车运输服务有限公司 ("Binhai Transportation")

225             Bengbu Kaiyuan Transportation Service Co., Ltd. 蚌埠市旭元汽车运输服务有限公司 ("Bengbu Transportation")

226             Hengyang Xuyuan Transportation Service Co., Ltd. 衡阳旭元汽车运输服务有限公司 ("Hengyang Xuyuan Transportation")

227             Lixian Kaiyuan Transportation Service Co., Ltd. 澧县开元汽车运输服务有限公司 ("Lixian Transportation")

228             Macheng Kaiyuan Transportation Service Co., Ltd. 麻城世捷开元汽车运输服务有限公司 ("Macheng Shijie Transportation")

229             Suzhou Shijie Kaiyuan Transportation Service Co., Ltd. 苏州世捷开元汽车运输服务有限公司 ("Suzhou Shijie Transportation")

230             Yaan Shijie Kaiyuan Transportation Service Co., Ltd. 雅安世捷开元汽车运输服务有限公司 ("Yaan Shijie Transportation")

231             Xianning Kaiyuan Transportation Service Co., Ltd. 咸宁开元汽车运输服务有限公司 ("Xianning Transportation")

232             Wuan Chuangjie Kaiyuan Transportation Service Co., Ltd. 武汉创捷开元汽车运输服务有限公司 ("Hannan Chuangjie Transportation")

233             Liulin Shijie Kaiyuan Transportation Service Co., Ltd. 柳林县世捷开元汽车运输服务有限公司 ("Liulin Shijie Transportation")

234             Leiyang Shijie Kaiyuan Transportation Service Co., Ltd. 耒阳世捷开元汽车运输服务有限公司 ("Leiyang Shijie Transportation")

235             Dalian Shijie Kaiyuan Transportation Service Co., Ltd. 大连世捷开元汽车运输服务有限公司 ("Dalian Shijie Transportation")

236             Chibi Kaiyuan Transportation Service Co., Ltd. 赤壁开元汽车运输服务有限公司 ("Chibi Shijie Transportation")

237             Fuxin Kaiyuan Transportation Service Co., Ltd. 阜新开元汽车运输服务有限公司 ("Fuxin Transportation")

238             Shangdu Kaiyuan Transportation Service Co., Ltd. 商都县开元汽车运输服务有限责任公司 ("Shangdu Transportation")

239             Neixiang Kaiyuan Transportation Service Co., Ltd. 内乡开元汽车运输服务有限公司 ("Neixiang Transportation")

240             Jiexiu Kaiyuan Transportation Service Co., Ltd. 介休开元汽车运输服务有限公司 ("Jiexiu Transportation")

241             Liaoyang Kaiyuan Transportation Service Co., Ltd. 辽阳开元汽车运输服务有限公司 ("Liaoyang Transportation")

242             Fugou Kaiyuan Transportation Service Co., Ltd. 扶沟开元汽车运输服务有限公司 ("Fugou Transportation")

243             Chenzhou Kaiyuan Transportation Service Co., Ltd. 郴州开元汽车运输服务有限公司 ("Chenzhou Transportation")

244             Huarong Kaiyuan Transportation Service Co., Ltd. 华容开元汽车运输服务有限公司 ("Huarong Transportation")

245             Luzhou Jiangyang Kaiyuan Transportation Service Co., Ltd. 泸州江阳开元汽车运输服务有限公司 ("Luzhou Jiangyang Transportation")

246             Ganzhou Kaiyuan Transportation Service Co., Ltd. 赣州市开元汽车运输服务有限公司 ("Ganzhou Transportation")

247             Haian Kaiyuan Transportation Service Co., Ltd. 海安开元汽车运输服务有限公司 ("Haian Transportation")

248             Fuyang Shijie Kaiyuan Transportation Service Co., Ltd. 阜阳世捷汽车运输服务有限公司 ("Fuyang Shijie Transportation")

249             Maanshan Kaiyuan Transportation Service Co., Ltd. 马鞍山开元汽车运输服务有限公司 ("Maanshan Transportation")

250             Nanchong Kaiyuan Transportation Service Co., Ltd. 南充开元汽车运输服务有限公司 ("Nanchong Transportation")

251             Linwu Kaiyuan Transportation Service Co., Ltd. 临武县开元汽车运输服务有限公司 ("Linwu Transportation")

252             Dongkou Kaiyuan Transportation Service Co., Ltd. 洞口县开元汽车运输服务有限公司 ("Dongkou Transportation")

253             Chaohu Kaiyuan Transportation Service Co., Ltd. 巢湖开元汽车运输服务有限公司 ("Chaohu Transportation")

254             Suining Kaiyuan Transportation Service Co., Ltd. 遂宁旭元汽车运输服务有限公司 ("Suining Xuyuan Transportation")

255             Huaihua Kaiyuan Transportation Service Co., Ltd. 怀化开元汽车运输服务有限公司 ("Huaihua Transportation")

256             Neijiang Shijie Kaiyuan Transportation Service Co., Ltd. 内江世捷开元汽车运输服务有限公司 ("Neijiang Shijie Transportation")

257             Mengcheng Tuowei Transportation Service Co., Ltd. 蒙城县拓威汽车运输服务有限公司 ("Mengcheng Tuowei Transportation")

258             Datong Shijie Kaiyuan Transportation Service Co., Ltd. 大同县世捷开元汽车运输服务有限公司 ("Datongxian Shijie Transportation")

259             Wuling Xuyuan Transportation Service Co., Ltd. 铜陵旭元汽车运输服务有限公司 ("Wuling Xuyuan Transportation")

260             Yongshou Kaiyuan Transportation Service Co., Ltd. 永寿县开元汽车运输服务有限公司 ("Yongshou Transportation")

261             Shanyin Shijie Kaiyuan Transportation Service Co., Ltd. 山阴世捷开元汽车运输服务有限公司 ("Shanyin Shijie Transportation")

262             Qianyang Kaiyuan Transportation Service Co., Ltd. 千阳开元汽车运输服务有限公司 ("Qianyang Transportation")

263             Weinan Linwei Kaiyuan Transportation Service Co., Ltd. 渭南临渭区开元汽车运输服务有限公司 ("Weinan Linwei Transportation")

264             Laizhou Kaiyuan Transportation Service Co., Ltd. 莱州开元汽车运输服务有限公司 ("Laizhou Transportation")

265             Sanyuan Transportation Service Co., Ltd. 三原开元汽车运输服务有限公司 ("Sanyuan Transportation")

266             Jingle Transportation Service Co., Ltd. 静乐县开元汽车运输服务有限公司 ("Jingle Transportation")

267             Huangling Transportation Service Co., Ltd. 黄陵开元汽车运输服务有限公司 ("Huangling Transportation")

268             Liquan Kaiyuan Transportation Service Co., Ltd. 礼泉开元汽车运输服务有限公司 ("Liquan Transportation")

269             Jiaokou Shijie Kaiyuan Transportation Service Co., Ltd. 交口县世捷开元汽车运输服务有限公司 ("Jiaokou Shijie Transportation")

270             Kunming Xuyuan Transportation Co., Ltd. 昆明旭元货运有限公司 ("Kunming Xuyuan Transportation")

271             Qishan Kaiyuan Transportation Service Co., Ltd. 岐山开元汽车运输服务有限公司 ("Qishan Transportation")

272             Nanning Kaiyuan Transportation Service Co., Ltd. 南宁开元汽车运输服务有限公司 ("Nanning Transportation")

273             Changchun Xuyuan Transportation Service Co., Ltd. 长春旭元汽车运输服务有限公司 ("Changchun Xuyuan Transportation")

274             Guangzhou Xuyuan Transportation Service Co., Ltd. 广州旭元汽车运输服务有限公司 ("Guangzhou Xuyuan Transportation")

275             Zhaoyang Kaiyuan Transportation Service Co., Ltd. 朝阳开元汽车运输服务有限公司 ("Zhaoyang Transportation")

276             Yongzhou Kaiyuan Transportation Service Co., Ltd. 永州开元汽车运输服务有限公司 ("Yongzhou Transportation")

277             Zhangjiajie Kaiyuan Transportation Co., Ltd. 张家界开元汽车运输服务有限公司 ("Zhangjiajie Transportation")

278             Xiamen Xuyuan Transportation Service Co., Ltd. 厦门旭元汽车运输服务有限公司 ("Xiamen Xuyuan Transportation")

279             Panzhihua Kaiyuan Transportation Service Co., Ltd. 攀枝花开元汽车运输服务有限公司 ("Panzhihua Transportation")

280             Chifeng Yuanbaoshan Xuyuan Transportation Service Co., Ltd. 赤峰市元宝山区旭元汽车运输服务有限公司 ("Chifeng Yuanbaoshan Xuyuan Transportation")

281             Guiyang Shijie Kaiyuan Transportation Service Co., Ltd. 贵阳世捷开元汽车运输服务有限公司 ("Yongzhou Shijie Transportation")

282             Yangzhou Xuyuan Transportation Service Co., Ltd. 扬州旭元汽车运输服务有限公司 ("Yangzhou Xuyuan Transportation")

283             Wuhan Chunanglian Kaiyuan Transportation Service Co., Ltd. 武汉创联开元汽车运输服务有限公司 ("Qingshan Chunanglian Transportation")

284             Lingyuan Kaiyuan Transportation Service Co., Ltd. 凌源开元汽车运输服务有限公司 ("Lingyuan Transportation")

285             Liangcheng Kaiyuan Transportation Co., Ltd. 凉城县开元汽车运输服务有限公司 ("Liangcheng Transportation")

286             Enshi Shijie Kaiyuan Transportation Service Co., Ltd. 恩施世捷开元汽车运输服务有限公司 ("Enshi Shijie Transportation")

287             Pingxiang Shijie Kaiyuan Transportation Service Co., Ltd. 萍乡世捷开元汽车运输服务有限公司 ("Pingxiang Shijie Transportation")

288             Dangshan Shijie Kaiyuan Transportation Co., Ltd. 砀山世捷开元汽车运输服务有限公司 ("Dangshan Shijie Transportation")

289             Shiyan Shijie Kaiyuan Transportation Service Co., Ltd. 十堰世捷开元汽车运输服务有限公司 ("Shiyan Shijie Transportation")

290             Shuyang Kaiyuan Transportation Service Co., Ltd. 沭阳开元汽车运输服务有限公司 ("Shuyang Transportation")

291             Loudi Kaiyuan Transportation Service Co., Ltd. 娄底开元汽车运输服务有限公司 ("Loudi Transportation")

292             Yichuan Xuyuan Transportation Service Co., Ltd. 伊川旭元汽车运输服务有限公司 ("Yichuan Xuyuan Transportation")

293             Ningbo Jiangbei Xuyuan Transportation Service Co., Ltd. 宁波江北旭元汽车运输服务有限公司 ("Ningbo Jiangbei Xuyuan Transportation")

294             Yongji Xuyuan Transportation Service Co., Ltd. 永济市旭元汽车运输服务有限公司 ("Yongji Xuyuan Transportation")

295              Zaoyang Xinglong Kaiyuan Transportation Service Co., Ltd. 枣阳兴隆开元汽车运输服务有限公司 ("Xinglong Transportation")

296             Zhangwu Kaiyuan Transportation Service Co., Ltd. 彰武县开元汽车运输服务有限公司 ("Zhangwu Transportation")

297             Zhuozi Kaiyuan Transportation Service Co., Ltd. 卓资县开元汽车运输服务有限公司 ("Zhuozi Transportation")

298             Zigong Shijie Kaiyuan Transportation Service Co., Ltd. 自贡世捷开元汽车运输服务有限公司 ("Zigong Shijie Transportation")

299             Kangping Kaiyuan Transportation Service Co., Ltd. 康平县开元汽车运输服务有限公司 ("Kangping Transportation")

300            Tianshui Shijie Kaiyuan Transportation Service Co., Ltd. 天水世捷开元汽车运输服务有限公司 ("Tianshui Shijie Transportation")

301            Suzhou Shijie Kaiyuan Transportation Service Co., Ltd. 宿州世捷开元汽车运输服务有限公司 ("Suzhou Shijie Transportation")

302             Ningcheng Xuyuan Transportation Service Co., Ltd. 宁城县旭元汽车运输服务有限公司 ("Ningcheng Xuyuan Transportation")

303            Huangmei Kaiyuan Transportation Service Co., Ltd. 黄梅开元汽车运输服务有限公司 ("Huangmei Transportation")

304             Wuchuan Kaiyuan Transportation Service Co., Ltd. 武川县开元汽车运输服务有限公司 ("Wuchuan Transportation")

305             Shishou Kaiyuan Transportation Service Co., Ltd. 石首市开元汽车运输服务有限公司 ("Shishou Transportation")

306             Linxi Shijie Kaiyuan Transportation Service Co., Ltd. 临西县世捷开元汽车运输服务有限公司 ("Linxi Shijie Transportation")

307             Jishou Kaiyuan Transportation Service Co., Ltd. 吉首开元汽车运输服务有限公司 ("Jishou Transportation")

308             Ruijin Kaiyuan Transportation Service Co., Ltd. 瑞金市开元汽车运输服务有限公司 ("Ruijin Transportation")

309             Ruanling Kaiyuan Transportation Service Co., Ltd. 沅陵县开元汽车运输服务有限公司 ("Ruanling Transportation")

310             Qujing Chuanglian Transportation Service Co., Ltd. 曲靖市创联汽车运输服务有限公司 ("Qujing Chuanglian Transportation")

311             Chongqing Wanzhou Tuowei Transportation Service Co., Ltd. 重庆市万州区拓威汽车运输服务有限公司 ("Chongqing Wanzhou Tuowei Transportation ")

312             Ningxiang Kaiyuan Transportation Service Co., Ltd. 宁乡开元汽车运输服务有限公司 ("Ningxiang Transportation")

313             Xuanwei Kaiyuan Transportation Service Co., Ltd. 宣威市开元汽车运输服务有限公司 ("Xuanwei Transportation")

314             Chaling Kaiyuan Transportation Service Co., Ltd. 茶陵开元汽车运输服务有限公司 ("Chaling Transportation")

315             Xichang Shijie Kaiyuan Transportation Service Co., Ltd. 西昌世捷开元汽车运输服务有限公司 ("Xichang Shijie Transportation")

316             Bozhou Shijie Kaiyuan Transportation Service Co., Ltd. 亳州市世捷汽车运输服务有限公司 ("Haozhou Shijie Transportation")

317             Fanchang Tuowei Transportation Service Co., Ltd. 繁昌县拓威汽车运输服务有限公司 ("Fanchang Tuowei Transportation")

318             Juye Kaiyuan Transportation Service Co., Ltd. 巨野开元汽车运输服务有限公司 ("Juye Transportation")

319             Chuxiong Kaiyuan Transportation Service Co., Ltd. 楚雄开元汽车运输有限公司 ("Chuxiong Transportation")

320             Kaiyuan Kaiyuan Transportation Service Co., Ltd. 开远市开元汽车运输服务有限公司 ("Kaiyuan Transportation")

321             Wuxi Xuyuan Transportation Service Co., Ltd. 无锡旭元汽车运输服务有限公司 ("Wuxi Xuyuan Transportation")

322             Zhangping Kaiyuan Transportation Service Co., Ltd. 漳平开元汽车运输服务有限公司 (“Zhangping Transportation”)

323             Qinzhou Kaiyuan Transportation Service Co., Ltd. 钦州开元汽车运输服务有限公司 ("Qinzhou Transportation")

324             Caoxian Kaiyuan Transportation Service Co., Ltd. 曹县开元汽车运输服务有限公司 ("Caoxian Transportation")

325             Anshun Kaiyuan Transportation Service Co., Ltd. 安顺开元汽车运输服务有限公司 ("Anshun Transportation")

326            Changshu Kaiyuan Transportation Service Co., Ltd. 常熟市开元汽车运输服务有限公司 ("Changshu Transportation")

327            Hanzhong Hantai Xuyuan Transportation Service Co., Ltd. 汉中市汉台区旭元汽车运输服务有限公司 ("Hanzhong Hantai Xuyuan Transportation")

328             Bazhong Kaiyuan Transportation Service Co., Ltd. 巴中开元汽车运输服务有限公司 ("Bazhong Transportation")

329             Wuming Kaiyuan Transportation Service Co., Ltd. 武鸣县开元汽车运输服务有限公司 ("Wuming Transportation")

330             Yuzhou Kaiyuan Transportation Service Co., Ltd. 禹州开元汽车运输服务有限公司 ("Yuzhou Transportation")

331             Zhangqiu Tuowei Transportation Service Co., Ltd. 章丘市拓威汽车运输服务有限公司 ("Zhangqiu Tuowei Transportation")

332            Qinzhou Hailing Kaiyuan Transportation Service Co., Ltd. 泰州市海陵区开元汽车运输服务有限公司 ("Qinzhou Hailing Transportation ")

333             Pucheng Kaiyuan Transportation Service Co., Ltd. 蒲城县开元汽车运输服务有限公司 ("Pucheng Transportation")

334             Longyan Xinluo Xuyuan Transportation Service Co., Ltd. 龙岩市新罗区旭元汽车运输服务有限公司(“Longyan Xinluo Xuyuan Transportation”)

335             Feidong Kaiyuan Transportation Service Co., Ltd. 肥东县开元汽车运输服务有限公司 ("Feidong Transportation")

336             Linquan Kaiyuan Transportation Service Co., Ltd. 临泉县开元汽车运输服务有限公司 ("Linquan Transportation")

337             Urat Front Banner Kaiyuan Transportation Service Co., Ltd. 乌拉特前旗开元汽车运输服务有限公司 ("Urat Front Banner Transportation")

338             Alxa Left Banner Shijie Kaiyuan Transportation Service Co., Ltd. 阿拉善左旗世捷开元汽车运输服务有限公司 ("Alxa Left Banner Shijie Transportation")

339             Lingshan Kaiyuan Transportation Service Co., Ltd. 灵山县开元汽车运输服务有限公司 ("Lingshan Transportation")

340             Yuanjiang Kaiyuan Transportation Service Co., Ltd. 沅江开元汽车运输服务有限公司 ("Yuanjiang Transportation")

341             Baotou Shengrong Transportation Service Co., Ltd. 包头市盛荣汽车运输服务有限公司 ("Baotou Qingshan Shengrong Transportation")

342             Hechi Kaiyuan Transportation Service Co., Ltd. 河池开元汽车运输服务有限公司 ("Hechi Transportation")

343             Linxiang Shijie Kaiyuan Transportation Service Co., Ltd. 临湘世捷开元汽车运输服务有限公司 ("Linxiang Shijie Transportation")

344             Longnan Kaiyuan Transportation Service Co., Ltd. 龙南县开元汽车运输服务有限公司 ("Longnan Transportation")

345             Hezhou Kaiyuan Transportation Service Co., Ltd. 贺州开元汽车运输服务有限公司 ("Hezhou Transportation")

346             Fangchenggang Kaiyuan Transportation Service Co., Ltd. 防城港开元汽车运输服务有限公司 ("Fangchenggang Transportation")

347             Mile Kaiyuan Transportation Service Co., Ltd. 弥勒开元汽车运输服务有限公司 ("Mile Transportation")

348             Baise Kaiyuan Transportation Service Co., Ltd. 百色开元汽车运输服务有限公司 ("Baise Transportation")

349             Liuzhou Kaiyuan Transportation Service Co., Ltd. 柳州开元汽车运输服务有限公司 ("Liuzhou Transportation")

350             Jiaohe Kaiyuan Transportation Service Co., Ltd. 蛟河开元汽车运输服务有限公司 ("Jiaohe Transportation")

351             Yitong Manchu Kaiyuan Transportation Service Co., Ltd. 伊通满族自治县开元汽车运输服务有限公司 ("Yitong Manzu Transportation")

352             Jiaxing Xuwei Transportation Service Co., Ltd. 嘉兴旭威汽车运输服务有限公司 ("Jiaxing Xuwei Transportation")

353             Putian Hanjiang Kaiyuan Transportation Service Co., Ltd. 莆田市涵江区开元汽车运输服务有限公司 ("Putian Hanjiang Transportation")

354             Yuxi Kaiyuan Transportation Service Co., Ltd. 玉溪开元汽车运输服务有限公司 ("Yuxi Transportation")

355             Yunxian Kaiyuan Transportation Service Co., Ltd. 云县开元汽车运输服务有限公司 ("Yunxian Transportation")

356             Xinfeng Kaiyuan Transportation Service Co., Ltd. 信丰县开元汽车运输服务有限公司 ("Xinfeng Transportation")

357             Laibin Kaiyuan Transportation Service Co., Ltd. 来宾开元汽车运输服务有限公司 ("Laibin Transportation")

358             Foshan Tuowei Transportation Service Co., Ltd. 佛山拓威汽车运输服务有限公司 ("Foshan Tuowei Transportation")

359             Siping Tiexie Kaiyuan Transportation Service Co., Ltd. 四平市铁西区开元汽车运输服务有限公司 ("Siping Tiexi Transportation")

360             Tonghua Kaiyuan Transportation Service Co., Ltd. 通化开元汽车运输服务有限公司 ("Tonghua Transportation")

361             Shengzhou Xuyuan Transportation Service Co., Ltd. 嵊州旭元汽车运输服务有限公司 ("Shengzhou Xuyuan Transportation")

362             Heyuan Shijie Kaiyuan Transportation Service Co., Ltd. 河源市世捷开元汽车货运服务有限公司 ("Heyuan Shijie Transportation")

363             Huadian Kaiyuan Transportation Service Co., Ltd. 桦甸市开元汽车运输服务有限公司 ("Huadian Transportation")

364             Chengdu Xuwei Transportation Service Co., Ltd.成都旭威汽车运输服务有限公司 (“Shuangliu Xuwei Transportation”)

365             Kuandian Kaiyuan Transportation Service Co., Ltd. 宽甸开元汽车运输服务有限公司 ("Kuandian Transportation")

366             Fusui Kaiyuan Transportation Service Co., Ltd. 扶绥开元汽车运输服务有限公司 ("Fusui Transportation")

367             Fuding Kaiyuan Transportation Service Co., Ltd. 福鼎开元汽车运输服务有限公司 ("Fuding Transportation")

368             Fuqing Kaiyuan Transportation Service Co., Ltd. 福清市开元汽车运输服务有限公司 ("Fuqing Transportation")

369             Quzhou Xuyuan Transportation Service Co., Ltd. 衢州旭元汽车运输服务有限公司 ("Quzhou Xuyuan Transportation")

370             Kunming tuowei Transportation Service Co., Ltd.昆明市拓威汽车运输服务有限公司 (“Dongchuan Tuowei Transportation”)

371             Shulan Kaiyuan Transportation Service Co., Ltd. 舒兰市开元汽车运输服务有限公司 ("Shulan Transportation")

372             Zhanjiang Xiasha Xuyuan Transportation Service Co., Ltd. 湛江市霞山旭元汽车运输服务有限公司 ("Zhanjiang Xiasha Xuyuan Transportation")

373             Lishui Xuyuan Transportation Service Co., Ltd. 丽水旭元汽车运输服务有限公司 ("Lishui Xuyuan Transportation")

374             Xinhua Kaiyuan Transportation Service Co., Ltd. 新化县开元汽车运输服务有限公司 ("Xinhua Transportation")

375             Baiyin Shijie Kaiyuan Transportation Service Co., Ltd. 白银世捷开元汽车运输服务有限公司 ("Baiyin Shijie Transportation")

376             Wutong Xuyuan Transportation Service Co., Ltd. 梧州市旭元汽车运输服务有限公司 ("Wutong Xuyuan Transportation")

377             Daoxian Kaiyuan Transportation Service Co., Ltd. 道县开元汽车运输服务有限公司 ("Daoxian Transportation")

378             Longnan Kaiyuan Transportation Service Co., Ltd. 陇南开元汽车运输服务有限公司 ("Longnan Transportation")

379             Shaoxing Tuowei Transportation Service Co., Ltd. 绍兴拓威汽车运输服务有限公司 ("Shaoxing Tuowei Transportation")

380             Zunyi Shijie Kaiyuan Transportation Service Co., Ltd. 遵义世捷开元汽车运输服务有限公司 ("Zunyi Shijie Transportation")

381             Yulin Kaiyuan Transportation Service Co., Ltd. 玉林开元汽车运输服务有限公司 ("Yulin Transportation")

382             Yunfu Xuyuan Transportation Service Co., Ltd. 云浮市旭元汽车运输服务有限公司 ("Yunfu Xuyuan Transportation")

383             Jinhua Xuyuan Transportation Service Co., Ltd. 金华旭元汽车运输服务有限公司 ("Jinhua Xuyuan Transportation")

384             Tongxian Kaiyuan Transportation Service Co., Ltd. 通海县开元汽车运输有限公司 ("Tongxian Transportation")

385             Puer Kaiyuan Transportation Service Co., Ltd. 普洱开元汽车运输服务有限公司 ("Puer Transportation")

386             Ji'an Jingkai Kaiyuan Transportation Service Co., Ltd. 吉安市井开区开元汽车运输服务有限公司 ("Ji'an Jingkai Transportation")

387             Suining Kaiyuan Transportation Service Co., Ltd. 睢宁开元汽车运输服务有限公司 ("Suining Transportation")

388             Heishan Kaiyuan Transportation Service Co., Ltd. 黑山开元汽车运输服务有限公司 ("Heishan Transportation")

389             Ganyu Kaiyuan Transportation Service Co., Ltd. 赣榆县开元汽车运输服务有限公司 ("Ganyu Transportation")

390             Taoyuan Kaiyuan Transportation Service Co., Ltd. 桃源县开元汽车运输服务有限公司 ("Taoyuan Transportation")

391             Nanping Kaiyuan Transportation Service Co., Ltd. 南平开元汽车运输服务有限公司 ("Nanping Transportation")

392             Ankang Shijie Kaiyuan Transportation Service Co., Ltd. 安康世捷开元汽车运输服务有限公司 ("Ankang Shijie Transportation")

393             Yanjin Kaiyuan Transportation Service Co., Ltd. 盐津开元汽车运输服务有限公司 ("Yanjin Transportation")

394             Fuyuan Kaiyuan Transportation Service Co., Ltd. 富源县开元汽车运输服务有限公司 ("Fuyuan Transportation")

395             Bijie Kaiyuan Transportation Service Co., Ltd. 毕节开元汽车运输服务有限公司 ("Bijie Transportation")

396             Yangxin Shijie Kaiyuan Transportation Service Co., Ltd. 阳新世捷开元汽车运输服务有限公司 ("Yangxin Shijie Transportation")

397             Shantou Xuyuan Transportation Service Co., Ltd. 汕头市旭元汽车运输服务有限公司 ("Shantou Xuyuan Transportation")

398             Daixian Kaiyuan Transportation Service Co., Ltd 代县世捷开元汽车运输服务有限公司 ("Daixian Shijie Transportation")

399             Baicheng Kaiyuan Transportation Service Co., Ltd. 白城市开元汽车运输服务有限公司 ("Baicheng Transportation")

400             Nanjing Tuowei Transportation Service Co., Ltd. 南京拓威汽车运输服务有限公司 ("Jiangning Transportation")

401             Lincang Kaiyuan Transportation Service Co., Ltd. 临沧开元汽车运输服务有限公司 ("Lincang Transportation")

402             Maoming Shijie Kaiyuan Transportation Service Co., Ltd. 茂名世捷开元汽车运输服务有限公司 ("Maoming Shijie Transportation")

403             Qingyuan Shijie Kaiyuan Transportation Service Co., Ltd. 清远世捷开元汽车运输服务有限公司 ("Qingyuan Shijie Transportation")

404             Zhaoqing Duanzhou Xuyuan Transportation Service Co., Ltd. 肇庆市端州旭元汽车运输服务有限公司 ("Zhaoqing Duanzhou Xuyuan Transportation")

405             Panxian Kaiyuan Transportation Service Co., Ltd. 盘县开元汽车运输服务有限公司 ("Panxian Transportation")

406             Xiaogan Xuyuan Transportation Service Co., Ltd. 孝感旭元汽车运输服务有限公司 ("Xiaogan Xuyuan Transportation")

407             Liuyang Kaiyuan Transportation Service Co., Ltd. 浏阳开元汽车运输服务有限公司 ("Liuyang Transportation")

408             Songyuan Kaiyuan Transportation Service Co., Ltd. 松原市开元汽车运输服务有限公司 ("Songyuan Transportation")

409             Xiangyun Kaiyuan Transportation Service Co., Ltd. 祥云开元汽车运输服务有限公司 (“Xiangyun Transportation”)

410             Zhongshan Chuangjie Transportation Service Co., Ltd. 中山创捷汽车运输服务有限公司 ("Zhongshan Chuangjie Transportation")

411             Luding Kaiyuan Transportation Service Co., Ltd. 泸定开元汽车运输服务有限公司 ("Luding Transportation")

412             Zhongxiang Shijie Kaiyuan Transportation Service Co., Ltd. 钟祥世捷开元汽车运输服务有限公司 ("Zhongxiang Shijie Transportation")

413             Dongguan Shengrong Transportation Service Co., Ltd. 东莞盛荣汽车运输服务有限公司 ("Dongguan Shengrong Transportation")

414             Zhuhai Shijie Kaiyuan Transportation Service Co., Ltd. 珠海世捷开元汽车运输服务有限公司 ("Zhuhai Shijie Transportation")

415             Luanping Xuyuan Transportation Service Co., Ltd. 滦平旭元汽车运输服务有限公司 ("Luanping Xuyuan Transportation")

416             Pucheng Kaiyuan Transportation Service Co., Ltd. 浦城县开元汽车运输服务有限公司 ("Pucheng Transportation")

417             Dali Shijie Kaiyuan Transportation Service Co., Ltd. 大理世捷开元汽车运输服务有限公司 ("Dali Shijie Transportation")

418             Guangan Xuyuan Transportation Service Co., Ltd. 广安旭元汽车运输服务有限公司 ("Guangan Xuyuan Transportation")

419             Wuwei Xuyuan Transportation Service Co., Ltd. 武威旭元汽车运输服务有限公司 ("Wuwei Xuyuan Transportation")

420             Taihe Kaiyuan Transportation Service Co., Ltd. 泰和县开元汽车运输服务有限公司 ("Taihe Transportation")

421             Guigang Shijie Kaiyuan Transportation Service Co., Ltd. 贵港世捷开元汽车运输服务有限公司 ("Guigang Shijie Transportation")

422             Zhenyuan Kaiyuan Transportation Service Co., Ltd. 镇远开元汽车运输服务有限公司 ("Zhenyuan Transportation")

423             Linzhao Shijie Kaiyuan Transportation Service Co., Ltd. 临洮世捷开元汽车运输服务有限公司 ("Linzhao Shijie Transportation")

424             Lixin Kaiyuan Transportation Service Co., Ltd. 利辛县开元汽车运输服务有限公司 ("Lixin Transportation")

425             Liupanshui Shijie Kaiyuan Transportation Service Co., Ltd. 六盘水世捷开元汽车运输服务有限公司 ("Liupanshui Shijie Transportation")

426             Guilin Xuyuan Transportation Service Co., Ltd. 桂林旭元汽车运输服务有限公司 ("Guilin Xuyuan Transportation")

427             Ziyang Xuyuan Transportation Service Co., Ltd. 资阳旭元汽车运输服务有限公司 ("Ziyang Xuyuan Transportation")

428             Shexian Xuyuan Transportation Service Co., Ltd. 歙县旭元汽车运输服务有限公司 ("Shexian Xuyuan Transportation")

429             Yuzhong Kaiyuan Transportation Service Co., Ltd. 榆中开元汽车运输服务有限公司 ("Yuzhong Transportation")

430             Duyun Kaiyuan Transportation Service Co., Ltd. 都匀市开元汽车运输服务有限公司 ("Duyun Transportation")

431             Kaili Shijie Kaiyuan Transportation Service Co., Ltd. 凯里世捷开元汽车运输服务有限公司 ("Kaili Shijie Transportation")

432             Jianshui Kaiyuan Transportation Service Co., Ltd. 建水县开元汽车运输服务有限公司 ("Jianshui Transportation")

433             Fengcheng Kaiyuan Transportation Service Co., Ltd. 凤城市开元汽车运输服务有限公司 ("Fengcheng Transportation")

434             Xinghua Xuyuan Transportation Service Co., Ltd. 兴化市旭元汽车运输服务有限公司 ("Xinghua Xuyuan Transportation")

435             Huzhou Xuyuan Transportation Service Co., Ltd. 湖州旭元汽车运输服务有限公司 ("Huzhou Xuyuan Transportation")

436             Huizhou Xuyuan Transportation Service Co., Ltd. 惠州旭元汽车运输服务有限公司 ("Huizhou Xuyuan Transportation")

437             Yong'an Kaiyuan Transportation Service Co., Ltd. 永安开元汽车运输服务有限公司 ("Yong'an Transportation")

438             Quanzhou Shijie Kaiyuan Transportation Service Co., Ltd. 泉州世捷开元汽车运输服务有限公司 ("Quanzhou Shijie Transportation")

439             Horinger Shenghe Transportation Service Co., Ltd. 和林格尔县盛和汽车运输服务有限公司 ("Horinger Shenghe Transportation")

440             Zhangzhou Kaiyuan Transportation Service Co., Ltd. 漳州市开元汽车运输服务有限公司 ("Zhangzhou Transportation")

441             Baoshan Shijie Kaiyuan Transportation Service Co., Ltd. 保山世捷开元汽车运输服务有限公司 ("Baoshan Shijie Transportation")

442             Liyang Kaiyuan Transportation Service Co., Ltd. 溧阳开元汽车运输服务有限公司 ("Liyang Transportation")

443             Duolun Xuyuan Transportation Service Co., Ltd. 多伦县旭元汽车运输服务有限公司 ("Duolun Xuyuan Transportation")

444             Beijing Tuowei Transportation Service Co., Ltd. 北京拓威汽车运输服务有限公司 ("Miyun Transportation")

445             Hexigten Banner Kaiyuan Transportation Service Co., Ltd. 克什克腾旗开元汽车运输服务有限公司 (" Hexigten Banner Transportation")

446             Huili Shijie Kaiyuan Transportation Service Co., Ltd. 会理世捷开元汽车运输服务有限公司 ("Huili Shijie Transportation")

447             Liujiang Kaiyuan Transportation Service Co., Ltd. 柳江县开元汽车运输服务有限公司 ("Liujiang Transportation")

448             Beijing Tuoyuan Transportation Service Co., Ltd. 北京拓元汽车运输服务有限公司 ("Changping Transportation")

449             Qingzhen Kaiyuan Transportation Service Co., Ltd. 清镇市开元汽车运输服务有限公司 ("Qingzhen Transportation")

450             Guiping Kaiyuan Transportation Service Co., Ltd. 桂平市开元汽车运输服务有限公司 ("Guiping Transportation")

451             Xiaoxian Shijie Kaiyuan Transportation Service Co., Ltd. 萧县世捷开元汽车运输服务有限公司 ("Xiaoxian Shijie Transportation")

452             Lichuan Kaiyuan Transportation Service Co., Ltd. 利川开元汽车运输服务有限公司 ("Lichuan Transportation")

453             Nanling Tuowei Transportation Service Co., Ltd. 南陵县拓威汽车运输服务有限公司 ("Nanling Tuowei Transportation")

454             Xingyi Kaiyuan Transportation Service Co., Ltd. 兴义开元汽车运输服务有限公司 ("Xingyi Transportation")

455             Tengxian Kaiyuan Transportation Service Co., Ltd. 藤县开元汽车运输服务有限公司 ("Tengxian Transportation")

456             Shucheng Kaiyuan Transportation Service Co., Ltd. 舒城县开元汽车运输服务有限公司 ("Shucheng Transportation")

457             Wuhan Xuyuan Transportation Service Co., Ltd. 武汉旭元汽车运输服务有限公司 ("Dongxihu Transportation")

458             Wuhan Shengjie Kaiyuan Transportation Service Co., Ltd. 武汉盛捷开元汽车运输服务有限公司 ("Zhuyeshan Transportation")

459             Tongren Shijie Transportation Service Co., Ltd. 铜仁世捷汽车运输服务有限公司 ("Tongren Shijie Transportation")

460             Shenyang Xuyuan Transportation Co., Ltd. 沈阳旭元汽车运输有限公司 ("Dadong Transportation")

461             Wenchuan Kaiyuan Transportation Service Co., Ltd. 汶川县开元汽车运输服务有限公司 ("Wenchuan Transportation")

462             Linhai Xuyuan Transportation Service Co., Ltd. 临海市旭元汽车运输服务有限公司 ("Linhai Transportation")

463             Anning Xuyuan Transportation Service Co., Ltd.安宁旭元汽车运输服务有限公司 ("Anning Transportation")

464             Wenzhou Xuyuan Transportation Service Co., Ltd. 温州旭元汽车运输服务有限公司 ("Wenzhou Transportation")

465             Xuzhou Xuwei Transportation Service Co., Ltd.徐州旭威汽车运输服务有限公司 ("Xuzhou Kaifaqu Transportation")

466            Changsha Kaiyuan Transportation Service Co., Ltd. 长沙开元汽车运输服务有限公司 ("Yuelu Transportation")

467             Shaoguan Qujiang Tuowei Transportation Service Co., Ltd. 韶关市曲江拓威汽车运输服务有限公司 ("Shaoguan Transportation")

468             Meizhou Xuyuan Transportation Service Co., Ltd. 梅州旭元汽车运输服务有限公司 ("Meizhou Transportation")

469             Fuquan Shijie Kaiyuan Transportation Service Co., Ltd. 福泉世捷开元汽车运输服务有限公司 ("Fuquan Transportation")

470             Xingren Kaiyuan Transportation Service Co., Ltd. 兴仁县开元汽车运输服务有限公司 ("Xingren Transportation")

471             Lanzhou Kaiyuan Transportation Service Co., Ltd. 兰州开元汽车运输服务有限公司 ("Lanzhou Transportation")

472             Xianjian Tuowei Transportation Service Co., Ltd.新建县拓威汽车运输服务有限公司 ("Xinjian Transportation")

473             Yingde Shijie Kaiyuan Transportation Service Co., Ltd. 英德世捷开元汽车运输服务有限公司 ("Yingde Transportation")

474             Debao Kaiyuan Transportation Service Co., Ltd. 德保县开元汽车运输服务有限公司 ("Debao Transportation")

475             Wuzhou Shijie Kaiyuan Transportation Service Co., Ltd. 梧州市世捷开元汽车运输服务有限公司 ("Cangwu Transportation")

476             Hepu Kaiyuan Transportation Service Co., Ltd.合浦县开元汽车运输服务有限公司 ("Hepu Transportation")

477             Jieyang Tuowei Transportation Service Co., Ltd. 揭阳拓威汽车运输服务有限公司 ("Jieyang Transportation")

478             Zhaotong Zhaoyang Shijie Kaiyuan Transpotation Servise Co., Ltd. 昭通市昭阳区世捷开元汽车运输服务有限公司 ("Zhaotong Shijie Transpotation")

COMMERCIAL VEHICLE SALES AND FINANCING BUSINESS

1.         Hebei Shijie Kaiyuan Logistics Co., Ltd. 河北世捷开元物流有限公司 (“Kaiyuan Logistics”)

2.         Shijie Kaiyuan Auto Trade Co., Ltd. 河北世捷开元汽车贸易有限公司 (“Kaiyuan Auto Trade”)

3.         Shanxi Chuanglian Auto Trade Co., Ltd. 山西创联汽车贸易有限公司 (“Chuanglian Auto Trade”)

4.         Hebei Chuanglian Finance Leasing Co., Ltd. 河北创联融资租赁有限公司 (“Chuanglian”)

5.        Hebei Xuhua Trading Co., Ltd. 河北旭华贸易有限公司 (“Hebei Xuhua Trading”)

6.        Ganglian Finance Leasing Co., Ltd. 港联融资租赁有限公司 (“Ganglian Finance Leasing”)

7.        Shijie Kaiyuan Insurance Agency Co., Ltd. 世捷开元保险代理有限公司 (“Kaiyuan Insurance”)

8.        Beijing One Auto Technology Co., Ltd. 北京壹号车科技有限公司(“Beijing One Auto Technology”)

9.        Dian Fu Bao Investment Co., Ltd. 垫富宝投资有限公司 (“Dian Fu Bao Investment”)

10.      Chuang Jin World Investment Co., Ltd. 创金天地投资有限公司 (“Chuang Jin World”)

11.      Hebei Remittance Guarantee Co., Ltd. 河北汇通非融资性担保有限公司 (“Hebei Remittance”)

12.      Easy Technology Co., Ltd. 轻易科技有限公司 (“Easy Technology Limited”)

13.      Shenzhen Kaiyuan Financial Services Co., Ltd. 深圳世捷开元金融服务有限公司 (“Shenzhen Kaiyuan Financial Services”)

14.      Shenzhen Kaiyuan Inclusive Financial Services Co., Ltd. 深圳开元普惠金融服务有限公司 (“Shenzhen Kaiyuan Inclusive Financial Services”)

PROPERTY LEASE AND MANAGEMENT BUSINESS

1.        Hebei Xuwei Trading Co., Ltd. 河北旭威贸易有限公司 (“Hebei Xuwei Trading”)

2.        Hebei Ruiliang Trading Co., Ltd. 河北瑞良商贸有限公司 (“Hebei Ruiliang Trading”)

3.        Hebei Ruiliang Property Services Co., Ltd. 轻易科技有限公司 (“Hebei Ruiliang Property Services”)

INVESTMENT HOLDING COMPANIES

1.         Fancy Think Limited (“Fancy Think”)

2.         AutoChina Group Inc. (“ACG”)

3.         Heat Planet Holdings Limited (“Heat Planet”)

4.         Top Auto International Inc. (“Top Auto”)

5.         First Auto Limited (“First Auto”)